UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2013

Date of reporting period :	January 1, 2013 — December 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|13

Annual report

Putnam VT
Money Market Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

As 2014 gets under way, signs point to a more widespread economic recovery around the world. We are encouraged by the improvement that the larger developed economies are showing in key areas such as unemployment, housing, and manufacturing.

Some storm clouds also have cleared. It is no longer a guessing game as to when the U.S. Federal Reserve will begin reducing its stimulative bond-buying program. And the looming threat of another federal government shutdown is easing. Moreover, the embattled 17-nation eurozone, which just a year ago appeared to teeter on the verge of financial collapse, seems to be emerging from recession. At the same time, Japan is pursuing structural policies seeking to reverse its deflationary spiral, while China is working toward instituting important domestic reforms to support sustainable growth.

In 2013, U.S. stocks, as measured by the S&P 500 Index, soared more than 30%, posting their best year since 1997. Equities may continue to benefit from better business conditions, but it is worth remembering that advances of such magnitude are rare. For fixed-income investors, rising Treasury yields may continue to pose a challenge requiring a different set of strategies than those that were common during the years of falling rates.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. Your financial advisor also can help guide you toward your investment goals, while taking into account your time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Performance summary (as of 12/31/13)

Investment objective

As high a rate of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital and maintenance of liquidity

Net asset value December 31, 2013

Class IA: $1.00	Class IB: $1.00

Total return at net asset value

			Lipper VP (Underlying
			Funds) — Money
(as of 12/31/13)	Class IA shares*	Class IB shares†	Market Funds

1 year	0.01%	0.01%	–0.03%

5 years	0.42	0.28	0.09
Annualized	0.08	0.06	0.02

10 years	17.74	16.11	16.14
Annualized	1.65	1.51	1.51

Life	148.75	143.45	147.86
Annualized	3.58	3.49	3.57

Current rate (as of 12/31/13)

7-day distribution
rate (without subsidy)	–0.35%	–0.60%

7-day distribution
rate (with subsidy)	0.01%	0.01%

For a portion of the periods, the fund had expense limitations or waivers, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The 7-day distribution rate is the most common gauge for measuring money market mutual fund performance. Distribution rate reflects current performance more closely than total return.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

Government agency repurchase agreements	22.7%
Financial company commercial paper	17.3%
Other commercial paper	16.0%
Certificates of deposit	14.5%
Asset-backed commercial paper	12.7%
Government agency debt	5.9%
Investment company	4.5%
Other notes	2.4%
Variable-rate demand notes	2.0%
Other instruments — non-U.S. sovereign instrumentality	1.5%
Other repurchase agreements	0.6%
Cash and net other assets	–0.1%

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

The “cash and net other assets” category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

Putnam VT Money Market Fund 1

Report from your fund’s managers

How would you characterize the market environment for money market securities for the 12 months ended December 31, 2013?

The environment proved challenging for interest-rate-sensitive securities for much of 2013. However, given their short-term investment focus, money market securities were spared much of the volatility.

Slowly improving U.S. economic growth and the Federal Reserve’s accommodative monetary policies created a hospitable environment for fixed-income investments during the early months of 2013. But investor sentiment soured in late spring, when the Fed suggested that it could begin scaling back its stimulus program if economic conditions continued to improve. Bonds sold off sharply, interest rates rose, and yield curves steepened across the fixed-income universe, even as the Fed clarified that the pace of tapering and eventual withdrawal of stimulus would be economically driven.

Bonds strengthened in the aftermath of the Fed’s surprise decision in September 2013 to keep rates unchanged and their stimulative bond-buying program intact. The markets saw more relief in October, as lawmakers agreed to extend the U.S. borrowing authority, avoiding a possible debt default. In the wake of continued employment gains, however, the Fed announced in December that it would gradually slow its bond-buying campaign, starting with the first reduction in January 2014. While there was no sharp sell-off initially, interest rates did gradually move higher in the closing weeks of the period.

What was your strategy to capture income amid the volatility?

The Fed’s comments about the future course of interest-rate policy did not have the same effect on shorter-maturity money market instruments as they did on longer-dated securities. In fact, the short end of the yield curve tightened during the second half of the year, as the seasonal supply of Treasury bills matured and Fed policy continued to hold short-term interest rates close to zero. In this environment, especially as we approached the deadline for reaching the debt ceiling limitation in October, the portfolio had limited exposure to U.S. Treasury obligations, and we maintained a cautious approach of restricting Treasury purchases with October and November 2013 maturities.

We also looked for investments that allowed us to extend maturities further out on the money market yield curve to lock in attractive rates for longer periods of time while focusing on floating-rate securities that reset on a one- or three-month basis. Accordingly, we added exposure to various bank names in commercial paper and certificates of deposit. Repurchase agreements with what we believe are strong counterparties continue to represent a large weighting in the portfolio, as they provide a regular source of liquidity. We also added exposure to municipal securities, such as municipal commercial paper and variable-rate demand notes, which offered diversification and income opportunities.

Can you highlight some holdings that exemplified your strategy during the period?

We think that underlying bank fundamentals remain strong, and we have invested in what we believe are large, creditworthy banks, such as Bank of New York Mellon and Westpac Banking. We believe these banks’ asset-quality measures are improving and profits are being retained to help build capital. The fund also held commercial paper issued by MetLife Short Term Funding.

We found attractive opportunities in the first-tier corporate and asset-backed commercial paper [ABCP] market, including Old Line Funding and Chariot Funding. We focused on the ABCP issuers that are backed by diverse, high-quality financial assets, such as auto and mortgage loans, as well as other asset types that have ample third-party structural support and strong management and sponsorship. In the tax-exempt commercial paper market, the fund had exposure to high-quality universities such as Princeton and Johns Hopkins.

What is your outlook for interest rates in the coming months?

There was a great deal of interest-rate volatility in 2013, as investors mulled over how quickly reductions in the Fed’s stimulus campaign might be followed by monetary tightening in the form of a rise in the federal funds rate. With its December statement, the Fed has offered investors a road map as we enter 2014. Its guidance clarified that the central bank would keep short-term interest rates at current levels (near zero) “well past the time when the unemployment rate declines below 6½ percent” and keep short-term interest rates low as long as “projected inflation continues to run below the committee’s 2 percent longer-run goal.” However, while these statements offered some clues about the Fed’s intentions during this transition period, we think it is unlikely that rate volatility will diminish at this point in the economic cycle given myriad macroeconomic factors that are beyond the central bank’s control. Nevertheless, while we expect some upward pressure on rates in the coming months, we ultimately think it will have limited impact on money market rates.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer.

2 Putnam VT Money Market Fund

Your fund’s managers

Portfolio Manager Joanne M. Driscoll is a CFA® charterholder. She joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has been in the investment industry since he joined Putnam in 1990.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Money Market Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2013, to December 31, 2013. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/13		for the 6 months ended 12/31/13

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$0.71	$0.71	$0.71	$0.71

Ending value
(after expenses)	$1,000.10	$1,000.10	$1,024.50	$1,024.50

Annualized
expense ratio†	0.14%	0.14%	0.14%	0.14%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/13. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

A note about your fund’s auditor

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

4 Putnam VT Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Money Market Fund (the “fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2014

Putnam VT Money Market Fund 5

The fund’s portfolio 12/31/13

COMMERCIAL		Maturity	Principal
PAPER (27.2%)*	Yield (%)	date	amount	Value

American Honda
Finance Corp.	0.130	3/6/14	$1,700,000	$1,699,605

Australia & New Zealand
Banking Group, Ltd.
144A FRN (Australia)	0.238	9/5/14	2,225,000	2,225,000

Australia & New Zealand
Banking Group, Ltd.
(Australia)	0.170	3/4/14	500,000	499,854

Bank of Tokyo-Mitsubishi
UFJ (The) (Japan)	0.220	5/6/14	2,650,000	2,647,976

Barclays Bank, PLC CCP 144A,
Ser. 10-1 (United Kingdom)	0.140	1/21/14	875,000	874,932

BMW US Capital, LLC	0.090	1/9/14	900,000	899,982

BNP Paribas Finance, Inc.	0.190	2/26/14	875,000	874,741

BPCE SA (France)	0.130	1/6/14	850,000	849,985

Chevron Corp.	0.100	3/10/14	1,750,000	1,749,669

Coca-Cola Co. (The)	0.200	7/21/14	1,300,000	1,298,548

Coca-Cola Co. (The)	0.140	4/21/14	1,300,000	1,299,444

COFCO Capital Corp.	0.180	1/23/14	675,000	674,926

Commonwealth Bank
of Australia 144A
(Australia)	0.264	3/28/14	1,025,000	1,025,000

DnB Bank ASA 144A
(Norway)	0.250	2/3/14	1,075,000	1,074,754

DnB Bank ASA 144A FRN
(Norway)	0.188	4/7/14	1,700,000	1,700,000

Export Development
Canada (Canada)	0.140	5/27/14	1,650,000	1,649,063

Export Development
Canada (Canada)	0.130	2/3/14	1,000,000	999,881

General Electric
Capital Corp.	0.180	6/18/14	2,600,000	2,597,816

HSBC Bank PLC 144A FRN
(United Kingdom)	0.245	10/3/14	900,000	900,000

HSBC USA, Inc.
(United Kingdom)	0.271	4/4/14	825,000	824,425

HSBC USA, Inc.
(United Kingdom)	0.261	9/12/14	900,000	898,349

National Australia
Funding Delaware, Inc.	0.220	2/24/14	2,750,000	2,749,093

Prudential PLC
(United Kingdom)	0.230	1/13/14	1,800,000	1,799,862

Skandinaviska Enskilda
Banken AB (Sweden)	0.200	4/1/14	875,000	874,563

Skandinaviska Enskilda
Banken AB (Sweden)	0.170	2/10/14	900,000	899,830

Societe Generale North
America, Inc. (France)	0.200	1/31/14	870,000	869,855

Standard Chartered
Bank/New York 144A	0.190	3/3/14	800,000	799,742

Standard Chartered
Bank/New York 144A	0.170	4/9/14	980,000	979,546

State Street Corp.	0.200	6/3/14	1,850,000	1,848,428

State Street Corp.	0.170	3/10/14	830,000	829,733

Sumitomo Mitsui
Banking Corp. (Japan)	0.245	4/22/14	2,000,000	1,998,489

Svenska Handelsbanken,
Inc. (Sweden)	0.220	4/25/14	650,000	649,547

Swedbank AB (Sweden)	0.200	2/18/14	1,775,000	1,774,527

COMMERCIAL		Maturity	Principal
PAPER (27.2%)* cont.	Yield (%)	date	amount	Value

Toyota Motor Credit Corp.	0.220	3/11/14	$2,000,000	$1,999,157

Toyota Motor Credit Corp. FRN	0.198	6/2/14	675,000	675,000

UBS Finance
Delaware, LLC
(Switzerland)	0.140	1/16/14	670,000	669,961

Westpac Banking Corp
144A FRN (Australia)	0.218	8/7/14	1,250,000	1,250,007

Total commercial paper (cost $47,931,290)				$47,931,290

REPURCHASE AGREEMENTS (23.2%)*	Principal amount	Value

Interest in $39,000,000 joint tri-party repurchase
agreement dated 12/31/13 with Credit Suisse
Securities (USA), LLC due 1/2/14 — maturity value
of $1,000,007 for an effective yield of 0.13%
(collateralized by various corporate bonds and
notes with coupon rates ranging from zero % to
9.25% and due dates ranging from 2/15/14 to
11/15/67, valued at $40,954,285)	$1,000,000	$1,000,000

Interest in $334,000,000 joint tri-party repurchase
agreement dated 12/31/13 with Citigroup Global
Markets, Inc./Salomon Brothers due 1/2/14 —
maturity value of $13,340,007 for an effective yield
of 0.01% (collateralized by various mortgage backed
securities with coupon rates ranging from 2.50% to
6.00% and due dates ranging from 9/1/18 to 9/15/53,
valued at $340,680,000)	13,340,000	13,340,000

Interest in $227,891,000 joint tri-party repurchase
agreement dated 12/31/13 with Merrill Lynch,
Pierce, Fenner and Smith Inc. due 1/2/14 — maturity
value of $13,339,004 for an effective yield of 0.005%
(collateralized by various mortgage backed securities
with coupon rates ranging from 0.888% to 11.5% and
due dates ranging from 1/1/14 to 9/1/47, valued at
$232,448,820)	13,339,000	13,339,000

Interest in $134,868,000 joint tri-party repurchase
agreement dated 12/31/13 with RBC Capital Markets,
LLC due 1/2/14 — maturity value of $13,339,004 for
an effective yield of 0.005% (collateralized by various
mortgage backed securities with coupon rates ranging
from 3.0% to 3.5% and due dates ranging from 12/1/26
to 1/1/44, valued at $137,565,398)	13,339,000	13,339,000

Total repurchase agreements (cost $41,018,000)		$41,018,000

CERTIFICATES OF	Interest	Maturity	Principal
DEPOSIT (14.5%)*	rate (%)	date	amount	Value

Bank of America, N.A.	0.150	2/4/14	$1,775,000	$1,775,000

Bank of Nova
Scotia/Houston FRN	0.238	9/4/14	1,300,000	1,300,000

Canadian Imperial Bank
of Commerce/New York,
NY FRN (Canada)	0.379	8/11/14	575,000	575,568

Canadian Imperial Bank
of Commerce/New York,
NY FRN (Canada)	0.244	6/13/14	2,200,000	2,200,305

Citibank, N.A.	0.160	2/20/14	775,000	775,000

Citibank, N.A.	0.150	2/6/14	975,000	975,000

Credit Agricole Corp. &
Investment Bank SA (France)	0.120	1/2/14	900,000	900,000

JPMorgan Chase Bank, N.A.	0.243	6/11/14	1,825,000	1,825,187

JPMorgan Chase Bank,
N.A. FRN	0.200	3/18/14	800,000	800,000

National Bank
of Canada/New York, NY	0.160	2/28/14	1,000,000	1,000,064

Nordea Bank Finland
PLC/New York	0.220	3/12/14	2,400,000	2,400,000

6 Putnam VT Money Market Fund

CERTIFICATES OF	Interest	Maturity	Principal
DEPOSIT (14.5%)* cont.	rate (%)	date	amount	Value

Royal Bank of Canada/New
York, NY FRN (Canada)	0.274	6/24/14	$1,900,000	$1,900,000

Sumitomo Mitsui
Banking Corp. (Japan)	0.250	6/9/14	650,000	650,000

Svenska Handelsbanken/
New York, NY FRN (Sweden)	0.414	12/19/14	2,000,000	2,003,443

Toronto-Dominion Bank/NY
FRN (Canada)	0.225	11/18/14	2,700,000	2,700,000

Wells Fargo Bank, N.A. FRN	0.194	6/16/14	1,150,000	1,150,000

Westpac Banking Corp./NY
FRN (Australia)	0.276	7/18/14	2,700,000	2,700,000

Total certificates of deposit (cost $25,629,567)				$25,629,567

ASSET-BACKED
COMMERCIAL		Maturity	Principal
PAPER (12.7%)*	Yield (%)	date	amount	Value

Bedford Row Funding Corp.	0.281	5/19/14	$750,000	$749,195

Chariot Funding, LLC	0.220	5/5/14	900,000	899,318

Chariot Funding, LLC	0.180	2/27/14	1,825,000	1,824,480

CIESCO, LP	0.140	2/4/14	875,000	874,884

Fairway Finance, LLC
144A FRN (Canada)	0.185	6/23/14	1,275,000	1,275,000

Fairway Finance, LLC
144A FRN (Canada)	0.179	3/31/14	1,350,000	1,350,000

Govco, LLC	0.140	2/4/14	875,000	874,884

Jupiter Securitization
Co., LLC	0.170	3/28/14	1,700,000	1,699,310

Liberty Street Funding, LLC
144A (Bank of Nova Scotia
(LOC)) (Canada)	0.170	2/10/14	1,400,000	1,399,736

MetLife Short Term
Funding, LLC	0.150	2/26/14	1,725,000	1,724,598

MetLife Short Term
Funding, LLC	0.145	3/10/14	925,000	924,755

Old Line Funding, LLC
144A FRN	0.208	3/3/14	900,000	900,000

Old Line Funding, LLC 144A	0.200	3/7/14	1,900,000	1,899,314

Regency Markets No. 1, LLC	0.150	2/5/14	1,225,000	1,224,821

Regency Markets No. 1, LLC	0.140	1/15/14	1,400,000	1,399,924

Thunder Bay Funding, LLC	0.130	1/13/14	2,500,000	2,499,892

Working Capital
Management Co. (Japan)	0.160	1/16/14	875,000	874,942

Total asset-backed commercial paper (cost $22,395,053)				$22,395,053

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (9.7%)*	Yield (%)	date	Rating**	amount	Value

Connecticut (0.4%)
Yale University
Commercial Paper	0.120	2/18/14	P–1	$725,000	$724,884

					724,884
District of Columbia (0.6%)
American University
Commercial Paper, Ser. A	0.172	1/22/14	P–1	1,000,000	999,901

					999,901
Illinois (0.6%)
Illinois State Educational
Facilities Authority VRDN
(Lake Forest Open Lands)
(Northern Trust Co. (LOC)) M	0.070	8/1/33	A–1+	1,000,000	1,000,000

					1,000,000
Massachusetts (1.0%)
President and Fellows
of Harvard College
Commercial Paper	0.130	3/12/14	P–1	1,800,000	1,799,545

					1,799,545

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (9.7%)* cont.	Yield (%)	date	Rating**	amount	Value

Maryland (1.8%)
Howard County
Commercial Paper,
Ser. 11	0.130	3/3/14	P–1	$1,000,000	$1,000,000

Johns Hopkins University
Commercial Paper, Ser. C	0.110	1/7/14	P–1	1,000,000	1,000,000

Johns Hopkins University
Commercial Paper, Ser. B	0.100	1/2/14	P–1	1,250,000	1,250,000

					3,250,000
Michigan (0.7%)
Trinity Health Corporation
Commercial Paper	0.150	3/11/14	P–1	1,225,000	1,224,648

					1,224,648
New Jersey (0.9%)
Princeton University
Commercial Paper	0.090	2/10/14	P–1	1,600,000	1,600,000

					1,600,000
North Carolina (0.8%)
Duke University
Commercial Paper,
Ser. B-98	0.110	1/14/14	P–1	1,425,000	1,424,943

					1,424,943
Texas (1.7%)
Board of Regents of Texas
Tech University Revenue
Financing System
Commercial Paper, Ser. A	0.120	3/18/14	P–1	525,000	525,000

Board of Regents of Texas
Tech University Revenue
Financing System
Commercial Paper, Ser. A	0.100	1/2/14	P–1	750,000	750,000

Harris County Health
Facilities Development
Authority VRDN (Texas
Childrens Hospital),
Ser. B-1 M	0.050	10/1/29	A–1+	455,000	455,000

University of Texas
System Board of Regents
Revenue Financing
System Commercial
Paper (Permanent
University Fund), Ser. B	0.100	2/10/14	P–1	1,325,000	1,325,000

					3,055,000
Wisconsin (1.2%)
Wisconsin State Health &
Educational Facilities
Authority VRDN (Wheaton
Franciscan Services),
Ser. B (U.S. Bank,
NA (LOC)) M	0.040	8/15/33	VMIG1	2,040,000	2,040,000

					2,040,000

Total municipal bonds and notes (cost $17,118,921)					$17,118,921

U.S. GOVERNMENT
AGENCY	Interest	Maturity	Principal
OBLIGATIONS (5.9%)*	rate (%)	date	amount	Value

Federal Home Loan Bank
unsec. discount notes	0.160	1/10/14	$1,000,000	$999,960

Federal Home Loan Bank
unsec. discount notes	0.155	3/21/14	2,000,000	1,999,320

Federal Home Loan Bank
unsec. discount notes	0.155	1/3/14	1,500,000	1,499,987

Federal Home Loan
Mortgage Corp. unsec.
discount notes	0.170	2/3/14	1,421,000	1,420,779

Putnam VT Money Market Fund 7

U.S. GOVERNMENT
AGENCY	Interest	Maturity	Principal
OBLIGATIONS (5.9%)* cont.	rate (%)	date	amount	Value

Federal Home Loan
Mortgage Corp. unsec.
discount notes, Ser. RB	0.120	7/1/14	$1,150,000	$1,149,306

Federal Home Loan
Mortgage Corp. unsec.
discount notes, MTN	0.146	2/7/14	2,000,000	1,999,963

Federal National
Mortgage Association
unsec. discount notes	0.170	2/12/14	700,000	699,861

Federal National
Mortgage Association
unsec. discount notes	0.140	2/26/14	700,000	699,848

Total U.S. government agency obligations (cost $10,469,024)				$10,469,024

MUTUAL FUNDS (4.5%)*			Shares	Value

Putnam Money Market
Liquidity Fund 0.04% L			8,000,000	$8,000,000

Total mutual funds (cost $8,000,000)				$8,000,000

CORPORATE BONDS	Interest	Maturity	Principal
AND NOTES (2.4%)*	rate (%)	date	amount	Value

Bank of New York Mellon
Corp. (The) sr. unsec. unsub.
notes, FRN, Ser. MTN	0.522	1/31/14	$1,350,000	$1,350,412

Cooperatieve Centrale
Raiffeisen-Boerenleenbank
BA/Netherlands bank
guaranty sr. unsec.
notes (Netherlands)	1.850	1/10/14	1,000,000	1,000,411

Nordea Bank AB 144A
sr. unsec. notes FRN (Sweden)	1.144	1/14/14	400,000	400,131

Wells Fargo Bank, NA sr.
unsec. notes FRN, Ser. MTN M	0.293	7/15/19	1,500,000	1,500,000

Total corporate bonds and notes (cost $4,250,954)				$4,250,954

Total investments (cost $176,812,809)				$176,812,809

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
LOC	Letter of Credit
MTN	Medium Term Notes
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2013 through December 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $176,539,277.

**The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	73.5%	Norway	1.6%

Canada	7.9	France	1.5

Australia	4.4	Netherlands	0.5

Sweden	3.7	Switzerland	0.4

Japan	3.5	Total	100.0%

United Kingdom	3.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$22,395,053	$—

Certificates of deposit	—	25,629,567	—

Commercial paper	—	47,931,290	—

Corporate bonds and notes	—	4,250,954	—

Municipal bonds and notes	—	17,118,921	—

Mutual funds	8,000,000	—	—

Repurchase agreements	—	41,018,000	—

U.S. Government agency obligations	—	10,469,024	—

Totals by level	$8,000,000	$168,812,809	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Money Market Fund

Statement of assets and liabilities
12/31/13

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $127,794,809)	$127,794,809

Affiliated issuers (identified cost $8,000,000) (Notes 1 and 5)	8,000,000

Repurchase agreements (identified cost $41,018,000)	41,018,000

Interest and other receivables	65,755

Receivable for shares of the fund sold	63,024

Receivable from Manager (Note 2)	13,111

Total assets	176,954,699

Liabilities

Payable to custodian	26,250

Payable for shares of the fund repurchased	195,420

Payable for custodian fees (Note 2)	6,054

Payable for investor servicing fees (Note 2)	14,714

Payable for Trustee compensation and expenses (Note 2)	106,916

Payable for administrative services (Note 2)	1,158

Payable for auditing and tax fees	41,935

Other accrued expenses	22,975

Total liabilities	415,422

Net assets	$176,539,277

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$176,769,947

Accumulated net realized loss on investments (Note 1)	(230,670)

Total — Representing net assets applicable to capital shares outstanding	$176,539,277

Computation of net asset value Class IA

Net assets	$85,016,604

Number of shares outstanding	85,138,586

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB

Net assets	$91,522,673

Number of shares outstanding	91,652,731

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 9

Statement of operations
Year ended 12/31/13

Investment income

Interest (including interest income of $4,131 from investments in affiliated issuers) (Note 5)	$327,382

Expenses

Compensation of Manager (Note 2)	558,978

Investor servicing fees (Note 2)	193,241

Custodian fees (Note 2)	14,127

Trustee compensation and expenses (Note 2)	16,066

Distribution fees (Note 2)	248,384

Administrative services (Note 2)	5,114

Other	101,578

Fees waived and reimbursed by Manager (Note 2)	(829,427)

Total expenses	308,061

Expense reduction (Note 2)	(18)

Net expenses	308,043

Net investment income	19,339

Net realized gain on investments (Notes 1 and 3)	8,594

Net gain on investments	8,594

Net increase in net assets resulting from operations	$27,933

Statement of changes in net assets

	Year ended	Year ended
	12/31/13	12/31/12

Decrease in net assets

Operations:

Net investment income	$19,339	$23,013

Net realized gain on investments	8,594	10,685

Net increase in net assets resulting from operations	27,933	33,698

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(9,315)	(10,866)

Class IB	(10,024)	(12,147)

Decrease from capital share transactions (Note 4)	(37,514,742)	(43,161,473)

Total decrease in net assets	(37,506,148)	(43,150,788)

Net assets:

Beginning of year	214,045,425	257,196,213

End of year	$176,539,277	$214,045,425

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Money Market Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS				RATIOS AND SUPPLEMENTAL
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a,b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[a,c]	Ratio of net investment income (loss) to average net assets (%)

Class IA

12/31/13	$1.00	.0001	—[d]	.0001	(.0001)	(.0001)	$1.00	.01	$85,017	.16[e]	.01[e]

12/31/12	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	1.00	.01	99,707	.24[e]	.01[e]

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	123,847	.20[e]	.01[e]

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	138,561	.26[e]	.03[e]

12/31/09	1.00	.0036	—[d]	.0036	(.0035)	(.0035)	1.00	.35	178,927	.47[e,f]	.39[e,f]

Class IB

12/31/13	$1.00	.0001	—[d]	.0001	(.0001)	(.0001)	$1.00	.01	$91,523	.16[e]	.01[e]

12/31/12	1.00	.0001	—[d]	.0001	(.0001)	(.0001)	1.00	.01	114,339	.24[e]	.01[e]

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	133,349	.20[e]	.01[e]

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	163,998	.26[e]	.03[e]

12/31/09	1.00	.0022	—[d]	.0022	(.0021)	(.0021)	1.00	.21	191,806	.62[e,f]	.24[e,f]

a The charges and expenses at the insurance company separate account level are not reflected.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Amount represents less than $0.0001 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Class IA	0.30%	0.22%	0.26%	0.19%	0.07%

Class IB	0.55	0.47	0.51	0.44	0.17

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.04% of average net assets as of December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 11

Notes to financial statements 12/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2013 through December 31, 2013.

Putnam VT Money Market Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high-quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2013, the fund had a capital loss carryover of $230,670 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$96,190	N/A	$96,190	12/31/16

134,480	N/A	134,480	12/31/18

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred

12 Putnam VT Money Market Fund

in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Capital loss carryforward	$230,670

The aggregate identified cost on a financial reporting and tax basis is the same.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 37.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract. Further information regarding the proposed new management contract is included in a proxy statement filed with the SEC on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. This expense limitation remains in place under the interim management contract described above.

For the reporting period, Putnam Management waived $829,427 as a result of this waiver, which includes $248,384 of class IB specific distribution fees from the fund, and the net yield at the close of the reporting period was 0.01%.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Effective July 1, 2013, Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL. Prior to July 1, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$93,059
Class IB	100,182

Total	$193,241

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $18 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $126, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited

Putnam VT Money Market Fund 13

Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$248,384

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $11,792,506,955 and $11,828,153,657, respectively.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/13		Year ended 12/31/12		Year ended 12/31/13		Year ended 12/31/12

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	33,448,940	$33,448,940	25,221,810	$25,221,810	27,987,065	$27,987,065	31,600,362	$31,600,362

Shares issued in connection with
reinvestment of distributions	9,315	9,315	10,866	10,866	10,024	10,024	12,147	12,147

	33,458,255	33,458,255	25,232,676	25,232,676	27,997,089	27,997,089	31,612,509	31,612,509

Shares repurchased	(48,152,301)	(48,152,301)	(49,378,683)	(49,378,683)	(50,817,785)	(50,817,785)	(50,627,975)	(50,627,975)

Net decrease	(14,694,046)	$(14,694,046)	(24,146,007)	$(24,146,007)	(22,820,696)	$(22,820,696)	(19,015,466)	$(19,015,466)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund*	$—	$8,000,000	$—	$4,131	$8,000,000

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citigroup Global Markets,	Credit Suisse Securities	Merrill Lynch, Pierce,
	Inc./Salomon Brothers	(USA), LLC	Fenner and Smith Inc.	RBC Capital Markets, LLC	Total

Assets:

Repurchase agreements**	$13,340,000	$1,000,000	$13,339,000	$13,339,000	$41,018,000

Total Assets	$13,340,000	$1,000,000	$13,339,000	$13,339,000	$41,018,000

Total Financial and Derivative Net Assets	$13,340,000	$1,000,000	$13,339,000	$13,339,000	$41,018,000

Total collateral received (pledged) ##†	$13,340,000	$1,000,000	$13,339,000	$13,339,000	$41,018,000

Net amount	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown.

14 Putnam VT Money Market Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr.  Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André  Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of

Putnam VT Money Market Fund 15

the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. In addition, Putnam Management and Putnam Retail Management (“PRM”) voluntarily waived certain fees in order to enhance your fund’s annualized net yield during its fiscal year ending in 2012. This

16 Putnam VT Money Market Fund

fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitations and waiver, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	2nd	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 94, 91 and 89 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Putnam VT Money Market Fund 17

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with PRM, both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

18 Putnam VT Money Market Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses.	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra

Putnam VT Money Market Fund 19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer, Putnam	Services, Putnam Investments and
Investments, Putnam Management, and	Putnam Management
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT Money Market Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Auditor	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Money Market Fund 21

This report has been prepared for the shareholders	H517
of Putnam VT Money Market Fund.	285136 2/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2013	$40,790	$ —	$1,994	$ —
December 31, 2012	$52,382	$ —	$1,994	$517

For the fiscal years ended December 31, 2013 and December 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $151,994 and $254,626 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2013	$ —	$150,000	$ —	$ —

December 31, 2012	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2014